Exhibit 10

DARDEN RESTAURANTS, INC.
2002 STOCK INCENTIVE PLAN

Section 1.	Purpose.
The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non-employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company's business and to compensate such persons through various stock-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company's shareholders.

Section 2.	Definitions.
As used in the Plan, the following terms shall have the meanings set forth below:
(a)“Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

(b)“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Dividend Equivalent, Stock Award or Other Stock-Based Award granted under the Plan.
(c)“Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan. An Award Agreement may be in an electronic medium and need not be signed by a representative of the Company. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(d)“Board” shall mean the Board of Directors of the Company.

(e)“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f)“Committee” shall mean the Compensation Committee of the Board. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b‑3, and each member of the Committee shall be a “Non-Employee Director” within the meaning of Rule 16b-3 and an “outside director” within the meaning of Section 162(m) of the Code. The Company expects to have the Plan administered in accordance with the requirements for the award of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

(g)“Company” shall mean Darden Restaurants, Inc., a Florida corporation.

(h)    “Darden Stock Unit (United States)” shall mean the Award named such, granted under Section 6(f) of the Plan to certain Eligible Persons who are residents of the United States, but generally are not Company officers, pursuant to an Award Agreement approved by the Committee for use during fiscal 2009 or later.

(i) “Director” shall mean a member of the Board.
(j) “Dividend Equivalent” shall mean any right granted under Section 6(d) of the Plan.
(k) “Eligible Person” shall mean any employee, officer, consultant, advisor or non-employee Director providing services to the Company or any Affiliate whom the Committee determines to be an Eligible Person.
(l) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
(m) “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of Shares on a given date for purposes of the Plan shall be the closing sales price of the Shares on the New York Stock Exchange as reported in the consolidated transaction reporting system on such date or, if such Exchange is not open for trading on such date, on the most recent preceding date when such Exchange is open for trading.
(n) “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.
(o) “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.
(p) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.
(q) “Other Stock-Based Award” shall mean any right granted under Section 6(f) of the Plan.
(r) “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.
(s)    “Performance Stock Unit (United States)” shall mean the Award named such, granted under Section 6(f) of the Plan to certain Eligible Persons who are residents of the United States and generally also are Company officers, pursuant to an Award Agreement approved by the Committee and substantially in the form filed as an exhibit to the Company's Annual Report on Form 10-K and identified as the form for fiscal 2009 or later.

(t) “Person” shall mean any individual, corporation, partnership, association or trust.
(u) “Plan” shall mean this Darden Restaurants, Inc. 2002 Stock Incentive Plan, as amended from time to time.
(v) “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.
(w) “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(x) “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule or regulation.
(y) “Shares” shall mean shares of Common Stock, without par value, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.
(z) “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.
(aa) “Stock Award” shall mean any Share granted under Section 6(e) of the Plan.

Section 3.	Administration.

(a)Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including, without limitation, whether a Participant shall be required to deposit with the Company shares of Common Stock owned by the Participant as a condition to receiving an Award; (v) amend the terms and conditions of any Award or Award Agreement (subject to the provisions in the second paragraph of Section 4(c) hereof); (vi) accelerate the exercisability of any Award or the lapse of restrictions relating to any Award; (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, promissory notes, other securities, other Awards or other property, or canceled, forfeited or suspended; (viii) interpret and administer the Plan and any instrument or agreement, including any Award Agreement, relating to the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate. The Company intends that Awards under the Plan shall satisfy the requirements of Section 409A of the Code to avoid any adverse tax results thereunder and the Committee shall administer and interpret the Plan and all Award Agreements in a manner consistent with that intent. In this regard, if any provision of the Plan or an Award Agreement would result in adverse tax consequences under Section 409A of the Code, the Committee may amend that provision (or take any other action reasonably necessary) to avoid any adverse tax results and no action taken to comply with Section 409A of the Code shall be deemed to impair or otherwise adversely affect the rights of any holder of an Award or beneficiary thereof.

(b)Delegation. The Committee may delegate its powers and duties under the Plan to one or more Directors (including a Director who is also a senior executive officer of the Company) or a committee of Directors, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its powers and duties under the Plan (i) with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m) of the Code.

(c)Power and Authority of the Board of Directors. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Section 162(m) of the Code.

Section 4.Shares Available for Awards.
(a)Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be 25,100,000. Shares to be issued under the Plan will be authorized but unissued Shares or Shares that have been reacquired by the Company and designated as treasury shares. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company (including shares of Restricted Stock, whether or not dividends have been paid on such shares), or if an Award otherwise terminates or is canceled without delivery of any Shares, then the number of Shares counted pursuant to Section 4(b) of the Plan against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan. The following Shares shall not be added to the Shares authorized for grant and will not be available for future grants of Awards: (i) Shares tendered by a holder of an Award or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by the holder of an Award or withheld by the Company to satisfy any tax withholding obligation with respect to an Option or a Stock Appreciation Right; (iii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (iv) Shares purchased on the open market by the Company with the cash proceeds tendered by the holder of an Option in payment of the exercise price of Options.
If, in connection with an acquisition of another company or all or part of the assets of another company by the Company or an Affiliate, or in connection with a merger or other combination of another company with the Company or an Affiliate, the Company either (i) assumes stock options or other stock incentive obligations of such other company, or (ii) grants stock options or other stock incentives in substitution for stock options or other stock incentive obligations of such other company, then the stock options or other stock incentive obligations so assumed or granted in substitution by the Company may, at the discretion of the Committee, be granted under the Plan in lieu of under the applicable pre-existing plan of such other company but none of the Shares that are issuable or transferable pursuant to such stock options or other stock incentives that are assumed or granted in substitution by the Company shall be charged against the limitations set forth in this Section 4(a) above.
Additionally, in the event that a company acquired by (or combined with) the Company or any Affiliate has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may, at the discretion of the Committee, be used for Awards under the Plan in lieu of awards under the applicable pre-existing Plan of the other company and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares under the other company's pre-existing plan shall not be made after the date awards or grants could have been made under the terms of the other company's pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or any Affiliate prior to such acquisition or combination.

(b)Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the Shares covered by such Award or to which such Award relates shall be counted, in accordance with this Section 4(b), on the date of grant of such Award against the aggregate number of Shares available for Awards under the Plan. With respect to Options and Stock Appreciation Rights, the number of Shares available for Awards under the Plan shall be reduced by one Share for each Share covered by such Award or to which such Award relates. For Stock Appreciation Rights settled in Shares upon exercise, the aggregate number of Shares with respect to which the Stock Appreciation Right is exercised, rather than the number of Shares actually issued upon exercise, shall be counted against the number of Shares available for Awards under the Plan. With respect to any Awards that are granted after the annual meeting of shareholders of the Company to be held in 2006, other than Options and Stock Appreciation Rights, the number of Shares available for Awards under the Plan shall be reduced by two Shares for each Share covered by such Award or to which such Award relates. Awards that do not entitle the holder thereof to receive or purchase Shares and Awards that are settled in cash shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(c)Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall be required to adjust, in such manner as it may deem equitable, any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase or exercise price with respect to any Award, and (iv) the limitations contained in Section 4(d) of the Plan.

Except as described in the preceding paragraph, the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or Stock Appreciation Rights or cancel, exchange, substitute, buyout or surrender outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights without shareholder approval.
(d)Award Limitations Under the Plan.

(i)Section 162(m) Limitation. No Eligible Person may be granted Options, Stock Appreciation Rights or any other Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than 1,000,000 Shares (subject to adjustment as provided in Section 4(c) of the Plan) in the aggregate in any calendar year. The foregoing annual limitation specifically includes the grant of any Award or Awards representing “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

(ii)Limitation on Incentive Stock Options. The number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 25,100,000, subject to adjustment as provided in the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision.

Section 5.Eligibility.

Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company, or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.
Section 6.Awards.

(a)Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a per share exercise price below Fair Market Value on the date of grant (A) to the extent necessary or appropriate, as determined by the Committee, to satisfy applicable legal or regulatory requirements of a foreign jurisdiction or (B) if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(ii)Option Term. The term of each Option shall be fixed by the Committee; provided, however, that the term of each Option shall not exceed a period longer than 10 years from the date of grant.
(iii)Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(b)Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a per share grant price below Fair Market Value on the date of grant (A) to the extent necessary or appropriate, as determined by the Committee, to satisfy applicable legal or regulatory requirements of a foreign jurisdiction or (B) if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee; provided, however, that the term of each Stock Appreciation Right shall not exceed a period longer than 10 years from the date of grant. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c)Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. The minimum vesting period of such Awards shall be three years from the date of grant, unless the Award is conditioned on performance of the Company or an Affiliate or on personal performance (other than continued service with the Company or an Affiliate), in which case the Award may vest over a period of at least one year from the date of grant. Notwithstanding the foregoing, the Committee may permit acceleration of vesting of such Awards in the event of the Participant's death, disability or retirement or a change in control of the Company.

(ii)Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that is no longer subject to restrictions shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(iii)Forfeiture. Except as otherwise determined by the Committee, upon a Participant's termination of employment or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by the Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(d)Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing, the Committee may not grant Dividend Equivalents to

Eligible Persons in connection with grants of Options or Stock Appreciation Rights to such Eligible Persons. In addition, Dividend Equivalents with respect to Restricted Stock Units, or other stock-based awards permitted under Section 6(f), with performance-based vesting that are based on cash dividends paid by the Company prior to the vesting of such Award shall only be paid out to the holder of such Award to the extent that the performance-based vesting conditions are subsequently satisfied and the Award vests.

(e)Stock Awards. The Committee is hereby authorized to grant to a Director, who is not also an employee of the Company or an Affiliate, Shares without restrictions thereon, as deemed by the Committee to be consistent with the purpose of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, such Stock Awards may have such terms and conditions as the Committee shall determine.

(f)Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, Darden Stock Units (United States), Performance Stock Units (United States), and securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and the Award Agreement. Shares, or other securities delivered pursuant to a purchase right granted under this Section 6(f), shall be purchased for consideration having a value equal to at least 100% of the Fair Market Value of such Shares or other securities on the date the purchase right is granted. The consideration paid by the Participant may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof), as the Committee shall determine. Upon vesting of any Darden Stock Units (United States) or Performance Stock Units (United States) (together, “Units”) granted on or after July 1, 2008, the Company shall make a cash payment as provided in the applicable Award Agreement, and such Units may not be convertible into or require the issuance of Shares upon vesting.

(g)General.

(i)Consideration for Awards. Subject to the provisions of Section 4(c), Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii)Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof), and may be made in a single payment or transfer or in installments, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment payments or the grant or crediting of Dividend Equivalents with respect to installment payments.

(iv)Term of Awards. The term of each Award shall be for a period not longer than 10 years from the date of grant.

(v)Limits on Transfer of Awards. Except as otherwise provided by the Committee or the terms of this Plan, no Award and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, no Award and no right under any such Award shall be transferable by a Participant for consideration. The Committee may establish procedures as it deems appropriate for a Participant to designate a Person or Persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant's death. Any Participant who is subject to Section 16 of the Exchange Act and has reached age 55 and has at least 10 years of service with the Company and its Affiliates may transfer a Non-Qualified Stock Option to any “family member” (as such term is defined in the General Instructions to Form S-8 (or any successor to such Instructions or such Form) under the Securities Act of 1933, as amended) at any time that such Participant holds such Option, provided that such transfers may not be for value (i.e., the transferor may not receive any consideration therefor) and the family member may not make any subsequent transfers other than by will or by the laws of descent and distribution. Each Award under the Plan or right under any such Award shall be exercisable during the Participant's lifetime only by the Participant (except as provided herein or in an Award Agreement or amendment thereto relating to a Non-Qualified Stock Option) or, if permissible under applicable law, by the Participant's guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(vi)Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made or legends to be placed on the certificates for such Shares or other securities to reflect such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

Section 7.Amendment and Termination; Corrections.

(a)Amendments to the Plan. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, prior approval of the shareholders of the Company shall be required for any amendment to the Plan that:

(i)requires shareholder approval under the rules or regulations of the Securities and Exchange Commission, the New York Stock Exchange, any other securities exchange or the Financial Industry Regulatory Authority that are applicable to the Company;

(ii)increases the number of shares authorized under the Plan as specified in Sections 4(a) and 4(b) of the Plan;

(iii)increases the number of shares subject to the limitations contained in Section 4(d) of the Plan;

(iv)would require shareholder approval under Section 4(c); and

(v)permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Sections 6(a)(i) and 6(b)(ii) of the Plan.

(b)Amendments to Awards. Subject to the provisions of the Plan, the Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided in the Plan including without limitation Section 4(c), the Committee may amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, but no such action may adversely affect the rights of the holder of such Award without the consent of the Participant or holder or beneficiary thereof.

(c)Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.Income Tax Withholding.

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.
Section 9.General Provisions.

(a)No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)Award Agreements. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant, or until such Award Agreement is delivered and accepted through any electronic medium in accordance with procedures established by the Company.

(c)No Rights of Shareholders. Except with respect to Restricted Stock and Stock Awards, neither a Participant nor the Participant's legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until the Shares have been issued.

(d)No Limit on Other Compensation Plans or Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

(e)No Right to Employment or Directorship. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, or a Director to be retained as a Director, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant's employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.

(f)Governing Law. The internal law, and not the law of conflicts, of the State of Florida, shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

(g)Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(h)No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(i)No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

(j)Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10.Term of the Plan.

Awards may be granted under the Plan until the Plan is terminated by the Board or until all Shares available for Awards under the Plan have been purchased or acquired, provided, however, that no new Awards may be granted under the Plan more than ten years after the date the Plan, as amended, was most recently approved by the Company's shareholders. The Plan shall remain in effect as long as any Awards are outstanding.

Approved by Board effective July 26, 2002, subject to shareholder approval
Approved by shareholders September 19, 2002
Amended March 19, 2003
Amended by Board effective June 16, 2006, subject to shareholder approval
Approved by shareholders September 15, 2006
Amended by Board effective June 20, 2008, subject to shareholder approval
Approved by shareholders September 12, 2008
Amended June 18, 2009
Amended by Board effective June 22, 2010, subject to shareholder approval
Approved by shareholders September 14, 2010
Amended by Board effective June 19, 2013, subject to shareholder approval
Approved by shareholders September 18, 2013